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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): March 6, 2004

                          FIRST MANITOWOC BANCORP, INC.
             (Exact name of registrant as specified in its charter)


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
                  WISCONSIN                                    0-25983                            39-1435359
                  ----------                                   -------                            ----------
(State or other jurisdiction of incorporation)        (Commission File Number)       (IRS Employer Identification Number)
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                             402 NORTH EIGHTH STREET
                         MANITOWOC, WISCONSIN 54221-0010
                     (Address of Principal Executive Office)

                                 (920) 684-6611
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
          PLANS.

First Manitowoc Bancorp, Inc. ("FMB") sent a notice to its directors and Section 16 officers dated March 6, 2005 notifying them of a blackout with respect to the First National Bank in Manitowoc 401(k) Profit Sharing Plan (the "Plan"). The blackout period is expected to begin March 21, 2005 and end during the week of April 11, 2005. FMB provided the notice to the directors and officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. A copy of the notice is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits.


99.1 Notice of Blackout Period to Directors and Section 16 Officers of First Manitowoc Bancorp, Inc., dated March 6, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 7, 2005              First Manitowoc Bancorp, Inc.
                                            (Registrant)

                                  By:    /s/ Thomas J. Bare
                                         -------------------------------------
                                  Name:  Thomas J. Bare
                                  Title: Chief Executive Officer and President



                                  EXHIBIT INDEX


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
99.1 Notice of Blackout Period to Directors and Section 16 Officers of First Manitowoc Bancorp, Inc., dated March 6, 2005.
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